Prospectus Supplement dated September 30, 2005 to:	228363 9/05

PUTNAM PRIME MONEY MARKET FUND

Prospectuses dated January 30, 2005

Effective October 1, 2005, under the heading “Fees and Expenses”, the second footnote under “Annual Fund Operating Expenses” is replaced with the following:

<>   Reflects Putnam Management’s contractual obligation to limit fund expenses through September 30, 2006. Putnam Management may, from time to time, limit fund expenses, exclusive of brokerage, interest, taxes, extraordinary expenses and distribution fees, to an annual rate as low as 0.15% of the fund's average net assets and, in any event, will limit those expenses to an annual rate no greater than 0.20% of the fund's average net assets. As of October 1, 2005, such expenses were limited to 0.15% of the fund's average net assets.